SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  April 26, 2001




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN           001-15565            38-2144267
     (State  or  other     (Commission       (I.R.S.  Employer
     jurisdiction  of      File  Number)     Identification  No.)
      incorporation)



     405  WATER  STREET,  PORT  HURON,  MICHIGAN         48060
     (Address  of  principal  executive  offices)     (Zip  Code)



Registrant's  telephone  number,  including  area  code     810-987-2200

Item  5.  Other  Events.

          On April 25, 2001, William L. Johnson, Chairman, President and Chief Executive Officer of SEMCO Energy, Inc. announced the election of Marcus Jackson as President and Chief Executive Officer effective June 1, 2001. Mr. Johnson will remain in the position of Chairman until his retirement in 2002. See press release exhibit hereto.



Item  7.(c)     Exhibits.

     99  Press  Release  issued  April  25,  2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SEMCO  Energy,  Inc.
                                        (Registrant)



Dated:  April  26,  2001           By: /s/William L. Johnson
                                       -----------------------------------------
                                        William  L.  Johnson
                                        Chairman,  President  and  C.E.O.

                                  EXHIBIT INDEX
                                    Form 8-K
                                 April 26, 2001

registrant  has  duly  caused  this  report  to  be  signed on its behalf by the
                                                                Filed
                                                       -------------------------
Exhibit No.     Description                            Herewith     By Reference
-----------     -----------                            --------     ------------
    99          Press Release issued April 25, 2001.     x
